Exhibit 99.1

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

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PROXY PROXY
STERIS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2001
This Proxy is solicited by the Board of Directors

At the Annual Meeting of Shareholders of the Company to be held on July 20, 2001, and at any adjournment thereof, Jerry E. Robertson, Kevin M. McMullen, John P. Wareham, Loyal W. Wilson, David C. Dvorak, and Laurie Brlas, and each of them, with full power of substitution in each (the “Proxies”), are hereby authorized to represent me and to vote my shares on the following:

Electing directors of a class to serve for a two-year term of office expiring at the Company’s 2003 Annual Meeting of Shareholders (“Class I Directors”). The nominees of the Board of Directors for Class I Directors are: Stephen R. Hardis, Raymond A. Lancaster, J. B. Richey, and Les C. Vinney.

The Board of Directors recommends to elect as Class I Directors the nominees listed above.

Unless otherwise specified, this Proxy will be voted to elect as Class I Directors the nominees listed above. SEE REVERSE SIDE.

(change of address)

(If you have written in the above space, please mark the corresponding box on the reverse side.)

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

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STERIS CORPORATION
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.        ☒

	For All	Withheld All	For All Except:
1. Election of Directors	☐	☐	☐
Director Nominees:

Stephen R. Hardis, Raymond A. Lancaster, J. B. Richey, and Les C. Vinney.
Nominee Exception(s):

The Board of Directors recommends a vote FOR all the above nominees.

Will Attend Meeting ☐

Change of Address ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.

Date: , 2001

Signature(s)

Signature(s)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

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DIRECTION FORM
STERIS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2001
Instructions for Voting Shares Held by Key Trust Company of Ohio, N.A.,
Trustee under the STERIS Corporation 401(k) Plan and Trust (the “Plan”)

Pursuant to the Plan, I hereby direct Key Trust Company of Ohio, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Company credited to my stock fund account under the Plan at the Annual Meeting of Shareholders of the Company to be held on July 20, 2001, and at any adjournment thereof, as specified, on all matters coming before said meeting.

Electing directors of a class to serve for a two-year term of office expiring at the Company’s 2003 Annual Meeting of Shareholders (“Class I Directors”). The nominees of the Board of Directors for Class I Directors are: Stephen R. Hardis, Raymond A. Lancaster, J. B. Richey, and Les C. Vinney.

The Board of Directors recommends to elect as Class I Directors the nominees listed above.

IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF NATIONAL CITY BANK, THE TABULATING AGENT, NO LATER THAN 5:00 P.M., EASTERN DAYLIGHT SAVING TIME, ON JULY 16, 2001, FOR TABULATION.
PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

Ú                     FOLD AND DETACH HERE                     Ú
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
STERIS CORPORATION
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.        ☒

	For All	Withheld All	For All Except:
1. Election of Directors	☐	☐	☐
Director Nominees:

Stephen R. Hardis, Raymond A. Lancaster, J. B. Richey, and Les C. Vinney.	Nominee Exception(s):

The Board of Directors recommends a vote FOR all the above nominees.

Will Attend Meeting ☐

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.

Date: __________________________________________ , 2001

Signature(s)

Signature(s)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.